SUPPLEMENT DATED AUGUST 4, 2000
                              TO THE PROSPECTUS FOR
                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                DATED MAY 1, 2000

On page 11, under the Day-to-day Account Management section, replace with the following:

 Since July 2000    Scott D. Opsal,  CFA. Mr. Opsal is Chief Investment  Officer
                    of  Invista  Capital   Management  and  has  been  with  the
                    organization since 1993. He holds an MBA from the University of Minnesota and BS from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

On page 13, under the Day-to-day Account Management section, add the following:

 Since July 2000    Co-Manager: Kelly R. Alexander. Ms. Alexander joined Invista
                    Capital  Management in 1992. Her duties  include  management
                    responsibility   for  nine   fixed-income   portfolios  with
                    combined assets of more than $4.0 billion.





GP 34573 S-6

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.





                              ACCOUNTS OF THE FUND


                                Balanced Account
                                  Bond Account
                              Capital Value Account
                          Government Securities Account
                                 Growth Account
                              International Account
                                 MidCap Account
                              Money Market Account










   This Prospectus describes a mutual fund organized by Principal Life Insurance Company. The Fund provides a choice of investment objectives through the accounts listed above.




                   The date of this Prospectus is May 1, 2000.





   Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.





                                TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS  ..................................................   4
     Balanced Account...................................................   6
     Bond Account.......................................................   8
     Capital Value Account.............................................   10
     Government Securities Account......................................  12
     Growth Account.....................................................  14
     International Account..............................................  16
     MidCap Account.....................................................  18
     Money Market Account...............................................  20

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................  22

PRICING OF ACCOUNT SHARES...............................................  25

DIVIDENDS AND DISTRIBUTIONS.............................................  26

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................  26
     The Manager........................................................  26
     The Sub-Advisors...................................................  26


GENERAL INFORMATION ABOUT AN ACCOUNT....................................  33
     Shareholders Rights................................................  33
     Purchase of Account Shares.........................................  34
     Sale of Account Shares.............................................  34
     Restricted Transfers...............................................  35
     Financial Statements...............................................  36


FINANCIAL HIGHLIGHTS....................................................  37
     Notes to Financial Highlights......................................  41






ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation, the Manager of the Fund, has selected a Sub-Advisor, Invista Capital Management LLC, for certain Accounts (based on the Sub-Advisor's experience with the investment strategy for which it was selected). Principal Management Corporation and Invista are members of the Principal Financial Group. The Manager seeks to provide a full range of investment approaches through the Fund.

In the description for each Account, you will find important information about the Account's:


Primary investment strategy
This section summarizes how the Account intends to achieve its investment objective. It identifies the Account's primary investment strategy (including the type or types of securities in which the Account primarily invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Annual operating expenses
The annual operating expenses for each Account are deducted from Account assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the most recent fiscal year expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.

Day-to-day Account management
The investment professionals who manage the assets of each Account are listed with each Account. Backed by their staffs of experienced securities analysts, they provide the Accounts with professional investment management.




Account Performance
Included in each Account's description is a set of tables and a bar chart. The bar chart is included to provide you with an indication of the risks involved when you invest. The chart shows changes in the Account's performance from year to year.

One of the table compares the Account's average annual returns with:
o a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market of securities in a market sectors. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
o an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistic services.


An Account's past performance is not necessarily an indication of how the Account will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Money Market Account.


NOTE:Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the FDIC or any other government agency.

     No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations from unauthorized parties may not be relied upon as having been made by an Account, the Fund, the Manager or any Sub-Advisor.




GROWTH-ORIENTED ACCOUNT

Balanced Account
The Account seeks to generate a total return consisting of current income and capital appreciation.

Main Strategies
The Account invests primarily in common stocks and fixed-income securities. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

In selecting common stocks, the Sub-Advisor, Invista, looks for companies that have predictable earnings and which, based on growth prospects, are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks.

The Account generates interest income by investing in bonds and notes. Bonds and notes are also purchased for capital appreciation purposes when Invista thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) may also be purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by S&P or Baa by Moody's. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Main Risks
The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors.

Bond values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

As with all mutual funds, as the value of the Account's assets rise or fall, the Account's share price changes. If you sell shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth but are uncomfortable accepting the risks of investing entirely in common stocks. Account Performance Information The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1990      -6.43
1991      34.36
1992      12.80
1993      11.06
1994      -2.09
1995      24.58
1996      13.13
1997      17.93
1998      11.91
1999      2.40


The account's highest/lowest quarterly results during this time period were:

    Highest    12.62% (3/31/1991)
    Lowest    -11.70% (9/30/1990)



      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past One Past FivePast Ten
       Account             Year     Years    Years                                                    Year     Years   Years

     Balanced              2.40%   13.75%   11.38%   S&P 500 Stock Index                              21.04%  28.55%   18.21%
                                                     Lehman Brothers Government/Corporate Bond Index  -2.15    7.61     7.65
                                                     Lipper Balanced Fund Average                      8.69   16.39    11.94



                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
      ------------------------------------------------------
         $59            $186           $324            $726


                           Account Operating Expenses

       Management Fees...................   0.57%
       Other Expenses....................   0.01
                                            -----
         Total Account Operating Expenses   0.58%


                         Day-to-day Account Management

Since December 1997 Co-Manager:  Martin  J.  Schafer.  Mr.  Schafer  joined  the
                    Principal in 1977 and has broad experience in residential mortgage related securities. He served as Director of Investment Securities at the Principal prior to joining Invista Capital Management in 1992. He holds a BA in Accounting and Finance from the University of Iowa.

Since April 1993    Co-Manager:  Judith A. Vogel,  CFA. Ms. Vogel joined Invista
                    Capital Management in 1987. She holds an undergraduate degree in Business Administration from Central College. She has earned the right to use the Chartered Financial Analyst designation.

Since February 2000 Co-Manager:  Mary Sunderland,  CFA. Prior to joining Invista
                    Capital Management in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. She holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.


INCOME-ORIENTED ACCOUNT

Bond Account
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Main Strategies
The Account invests in fixed-income securities. Generally, the Account invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Account to the possibility of changes in the values of its securities as interest rates change. When interest rates fall, the price per share rises, and when rates rise, the price per share declines.

Under normal circumstances, the Account invests at least 65% of its assets in:
o    debt securities and taxable municipal bonds;
     o rated, at purchase, in one of the top four categories by S&P or Moody's, or
     o    if not rated, in the Manager's opinion are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o    securities issued or guaranteed by the U.S. Government or its agencies.

The rest of the Account's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or nonconvertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

During the fiscal year ended December 31, 1999, the average ratings of the Account's assets based on market value at each month-end, were as follows (all ratings are by Moody's):

                          0.69%  in securities rated Aa
                          19.06% in securities rated A
                          68.52% in securities rated Baa
                          11.60% in securities rated Ba
                          0.13%  in securities rated B

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents. When doing so, the Account is not investing to achieve its investment objectives.

Main Risks
When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the securities held by the Account may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking monthly dividends to produce income or to be reinvested in additional Account shares to help achieve modest growth objectives without accepting the risks of investing in common stocks.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1990      5.22
1991      16.72
1992      9.38
1993      11.67
1994      -2.90
1995      22.17
1996      2.36
1997      10.60
1998      7.69
1999      -2.59


The account's highest/lowest quarterly results during this time period were:

       Highest     8.25% (6/30/1995)
       Lowest     -3.24% (3/31/1996)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past OnePast FivePast Ten
        Account            Year     Years    Years                                                    Year    Years    Years

     Bond                 -2.59%    7.73%    7.77%     Lehman Brothers BAA Corporate Index           -0.82%    8.49%    8.48%
                                                       Lipper Corporate Debt BBB Rated Fund Average  -1.68     7.71     8.01


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
      ------------------------------------------------------
         $51            $160           $280            $628


                           Account Operating Expenses

       Management Fees................   0.49%
       Other Expenses.................   0.01
                                         -----
       Total Account Operating Expenses  0.50%



                         Day-to-day Account Management

Since November 1996 Scott  A.  Bennett,  CFA.  Mr.  Bennett  has  been  with the
                    Principal organization since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


GROWTH-ORIENTED ACCOUNT

Capital Value Account
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

Main Strategies
The Account invests primarily in common stocks and may also invest in other equity securities. To achieve its investment objective, the Sub-Advisor, Invista, invests in securities that have "value" characteristics. This process is known as "value investing." Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.

Securities chosen for investment may include those of companies that Invista believes can be expected to share in the growth of the nation's economy over the long term. The current price of the Account's assets reflects the activities of the individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary.

In making selections for the Account's investment portfolio, Invista uses an approach described as "fundamental analysis." The basic steps are involved in this analysis are:

o Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

o Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

o Ranking. Invista then ranks the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. Computer models help to quantify the research findings.

o Stock selection. Invista buys and sells stocks according to the Account's own policies using the research and valuation ranking as a basis. In general, Invista buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, other factors may be taken into account such as:
     o    events that could cause a stock's price to rise or fall;
     o    anticipation of high potential reward compared to potential risk; and
     o belief that a stock is temporarily mispriced because of market overreactions.

Main Risks
The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, if you sell shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1990      -9.86
1991      38.67
1992      9.52
1993      7.79
1994      0.49
1995      31.91
1996      23.50
1997      28.53
1998      13.58
1999      -4.29


The account's highest/lowest quarterly results during this time period were:

      Highest    17.85% (3/31/1991)
      Lowest    -17.01% (9/30/1990)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past OnePast FivePast Ten
        Account            Year     Years    Years                                                    Year    Years    Years

     Capital Value        -4.29%   17.88%  12.94%      S&P 500 Barra Value Index(1)                  12.72%   22.94%   15.37%
                                                       S&P 500 Stock Index                           21.04    28.55    18.21
                                                       Lipper Large-Cap Value Fund Average(2)        11.23    22.56    15.06

     (1) This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.
     (2) Lipper has discontinued calculation of the Average previously used for this Account. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.

                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     1 Year         3 Years         5 Years       10 Years
    ------------------------------------------------------
       $44            $138           $241            $542


                           Account Operating Expenses

         Management Fees..................   0.43%
         Other Expenses...................   0.00
                                             -----
         Total Account Operating Expenses    0.43%




                         Day-to-day Account Management

Since November 1996 Catherine  A.  Zaharis,  CFA.  Ms.  Zaharis  joined  Invista
                    Capital Management in 1987. She holds a BA in Finance from the University of Iowa and an MBA from Drake University. He has earned the right to use the Chartered Financial Analyst designation.


INCOME-ORIENTED ACCOUNT

Government Securities Account
The Account seeks a high level of current income, liquidity and safety of principal.

Main Strategies
The Account invests in securities supported by:
o    full faith and credit of the U.S. Government (e.g. GNMA certificates); or
o credit of a U.S. Government agency or instrumentality (e.g. bonds issued by the Federal Home Loan Bank).
In addition, the Account may invest in money market investments.

The Account invests in modified pass-through GNMA Certificates. GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Various lenders make loans that are then insured (by the Federal Housing Administration) or loans that are guaranteed (by Veterans Administration or Farmers Home Administration). The lender or other security issuer creates a pool of mortgages that it submits to GNMA for approval.

Owners of modified pass-through Certificates receive all interest and principal payments owed on the mortgages in the pool, regardless of whether or not the mortgagor has made the payment. Timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government.

Main Risks
Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in the value of Account shares, if you sell your shares when their value is less than the price you paid, you will lose money.

U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during period of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest and potentially increasing the volatility of the Account.

In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.

Investor Profile
The Account is generally a suitable investment if you want monthly dividends to provide income or to be reinvested in additional Account shares to produce growth and prefer to have the repayment of principal and interest on most of the securities in which the Account invests to be backed by the U.S. Government or its agencies.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1990      9.54
1991      16.95
1992      6.84
1993      10.07
1994      -4.53
1995      19.07
1996      3.35
1997      10.39
1998      8.27
1999      -0.29


The account's highest/lowest quarterly results during this time period were:

         Highest     6.17% (6/30/1995)
         Lowest     -3.94% (3/31/1994)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past OnePast FivePast Ten
        Account            Year     Years    Years                                                    Year    Years    Years

   Government Securities  -0.29%    7.96%    7.75%     Lehman Brothers Mortgage Index                 1.86%    7.98%    7.78%
                                                       Lipper U.S. Mortgage Fund Average              0.65     7.00     6.95




                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
     -------------------------------------------------------
         $51            $160           $280            $628


                           Account Operating Expenses


     Management Fees......................   0.49%
     Other Expenses.......................   0.01
                                             -----
       Total Account Operating Expenses      0.50%




                         Day-to-day Account Management

Since May 1987      Martin J. Schafer.  Mr. Schafer joined the Principal in 1977
(Account's          and has broad  experience in  residential  mortgage  related
inception)          securities.  He served as Director of Investment  Securities at the Principal prior to joining Invista Capital Management in 1992. He holds a BBA in Accounting and Finance from the University of Iowa.


GROWTH-ORIENTED ACCOUNT

Growth Account
The Account seeks growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

Main Strategies
The Account seeks to achieve its objective by investing in common stocks and other equity securities. In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks it believes have prospects for above average growth over an extended period of time. Invista uses an approach described as "fundamental analysis" as it selection process.

The three basic steps of fundamental analysis are:
o Research - consideration of economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

o Valuation - use of the research to allow Invista to identify segments of the market for investment. Invista considers various factors including sustainable, superior earnings growth and above average or accelerating rates of growth;

o Stock selection - Invista buys and sells stocks using its research and valuation as the basis. It attempts to identify the individual issuers that it considers to have high growth potential, that are market share leaders and/or have high quality management with consistent track records and solid balance sheets.

Main Risks
Prices of equity securities rise and fall in response to a number of factors including events that affect entire financial markets or industries (for example, changes in inflation or consumer demand) as well as events impacting a particular issuer (for example, news about the success or failure of a new product). The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The Account may invest in companies with limited product lines, markets or financial resources. As a result, these securities may change in value more than those of larger, more established companies. As the value of the stocks owned by the Account changes, the Account share price changes. In the short-term, the price can fluctuate dramatically.

As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth. You must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


Annual Total Returns

1995      25.62
1996      12.51
1997      26.96
1998      21.36
1999      16.44


The account's highest/lowest quarterly results during this time period were:

    Highest    21.35% (12/31/1998)
    Lowest    -14.63% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past OnePast FivePast Ten
        Account            Year     Years    Years                                                    Year    Years    Years

     Growth               16.44%   20.45%  18.94%*     S&P 500 Stock Index                           21.04%   28.55%   18.21%
                                                       Lipper Large-Cap Growth Fund Average(1)       38.09    30.55    19.73


     * Period from May 1, 1994, date first offered to the public, through December 31, 1999.
     (1) Lipper has discontinued calculation of the Average previously used for this Account. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.

                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
    -------------------------------------------------------
        $46            $144           $252            $567


                           Account Operating Expenses


       Management Fees...................   0.45%
       Other Expenses....................   0.00
                                            -----
         Total Account Operating Expenses   0.45%


                           Day-to-day Fund Management

Since January 2000  Mary  Sunderland,  CFA.  Prior to  joining  Invista  Capital
                    Management in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. She holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.


GROWTH-ORIENTED ACCOUNT

International Account
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

Main Strategies
The Account invests in equity securities of:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 65% of its assets invested in companies of at least three countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.

Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.

Main Risks
The values of the stocks owned by the Account change on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short term, stock prices and currencies can fluctuate dramatically in response to these factors. In addition, there are risks involved with any investment in foreign securities that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and that may affect portfolio liquidity.

Under  unusual  market  or  economic  conditions,  the  Account  may  invest  in securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.

As with all mutual funds, the value of the Account's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and want to invest in non-U.S. companies. This Account is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1995      14.17
1996      25.09
1997      12.24
1998      9.98
1999      25.93


The account's highest/lowest quarterly results during this time period were:

       Highest    16.60% (12/31/1998)
       Lowest    -17.11% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past OnePast FivePast Ten
        Account            Year     Years    Years                                                    Year    Years    Years

     International        25.93%   17.29%   14.41%*    Morgan Stanley Capital International EAFE
                                                          (Europe, Australia and Far East) Index     26.96%   12.83%    7.01%
                                                       Lipper International Fund Average             40.80    15.37    10.54

     * Period from May 1, 1994, date shares first offered to the public, through December 31, 1999.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     1 Year         3 Years         5 Years       10 Years
     -----------------------------------------------------
       $80            $249           $433            $966


                           Account Operating Expenses


       Management Fees..................   0.73%
       Other Expenses...................   0.05
                                           -----
         Total Account Operating Expenses  0.78%


                          Day-to-day Account Management

Since March 1994    Co-Manager:   Scott  D.  Opsal,  CFA.  Mr.  Opsal  is  Chief
                    Investment Officer of Invista Capital Management and has been with the organization since 1993. He holds an MBA from the University of Minnesota and BS from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

Since March 2000    Co-Manager:  Kurtis D.  Spieler,  CFA.  Mr.  Spieler  joined
                    Invista  Capital  Management  in 1995.  He holds an MBA from
                    Drake University and a BBA from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.


GROWTH-ORIENTED ACCOUNT

MidCap Account
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

Main Strategies
Stocks that are chosen for the Account by the Sub-Advisor, Invista, are thought to be responsive to changes in the marketplace and have the fundamental characteristics to support growth. The Account may invest for any period in any industry, in any kind of growth-oriented company. Companies may range from well established, well known to new and unseasoned. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Under normal market conditions, the Account invests at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account may invest up to 20% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Main Risks
The values of the stocks owned by the Account change on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is designed for a portion of your investments. It is not appropriate if you are seeking income or conservation of capital.

Account   Performance   Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


Annual Total Returns

1990      -12.50
1991      53.50
1992      14.94
1993      19.28
1994      0.78
1995      29.01
1996      21.11
1997      22.75
1998      3.69
1999      13.04


The account's highest/lowest quarterly results during this time period were:

      Highest    25.86% (3/31/1991)
      Lowest    -26.61% (9/30/1990)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past OnePast FivePast Ten
        Account            Year     Years    Years                                                    Year    Years    Years

     MidCap               13.04%   17.59%   15.35%     S&P 400 MidCap Index(1)                       14.72%   23.05%    --  %
                                                       S&P 500 Stock Index                           21.04    28.55    18.21
                                                       Lipper Mid-Cap Core Fund Average(2)           38.27    21.93    16.28

     (1)This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.
     (2)Lipper has discontinued calculation of the Average previously used for this Account. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

    1 Year         3 Years         5 Years       10 Years
   ------------------------------------------------------
      $62            $195           $340            $762


                           Account Operating Expenses


       Management Fees....................   0.61%
       Other Expenses.....................   0.00
                                             -----
         Total Account Operating Expenses    0.61%


                         Day-to-day Account Management

Since February 2000 K. William  Nolin,  CFA. Mr.  Nolin joined  Invista  Capital
                    Management in 1996. He holds an MBA from The Yale School of Management and a BA in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


Money Market Account
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

Main Strategies
The Account invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible" security as defined in the regulations issued under the Investment Company Act of 1940.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
o    to take advantage of market variations;
o    to generate cash to cover sales of Account shares by its shareholders; or
o    upon revised valuation of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The Account does have an ability to borrow money to cover the sale of Account shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
o U.S. Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
o Bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o Commercial paper that is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
o Short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity.
o Repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short duration (less than a week) but may have a longer duration.
o Taxable municipal obligations that are short-term obligations issued or guaranteed by state and municipal issuers that generate taxable income.

Main Risks
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the FDIC or any other government agency.

Investor Profile
The Account is generally a suitable investment if you are seeking monthly dividends to produce income without incurring much principal risk or for your short-term needs.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.



                              Annual Total Returns

1990      8.01
1991      5.92
1992      3.48
1993      2.69
1994      3.76
1995      5.59
1996      5.07
1997      5.04
1998      5.20
1999      4.84


The 7-day yield for the period ended December 31, 1999 was 5.47%. To obtain the Account's current yield information, please call 1-800-247-4123.


      Average annual total returns for the period ending December 31, 1999


This table shows the Account's average annual returns over the periods indicated.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Money Market          4.84%    5.20%    4.94%


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
    -------------------------------------------------------
        $53            $167           $291            $653



                           Account Operating Expenses


       Management Fees....................   0.50%
       Other Expenses.....................   0.02
                                             -----
         Total Account Operating Expenses    0.52%


                          Day-to-day Account Management

Since June 1999     Co-Manager: Alice Robertson. Ms. Robertson has been with the
                    Principal organization since 1990. She holds an MBA from DePaul and a BA in Economics from Northwestern University.

Since March 1983    Co-Manager:  Michael R. Johnson.  Mr.  Johnson has been with the Principal organization since 1982. He holds a BA from Iowa State University. He is a Fellow of the Life Management
                    Institute.




CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS
The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds may have speculative characteristics and be particularly sensitive to economic conditions and the financial condition of the issuers.

Note: The Capital Value, Growth, International and MidCap Accounts invest primarily in equity securities. The Balanced Account invests in a mix of equity and debt securities. The Bond and Government Securities Accounts invest primarily in debt securities.

Repurchase Agreements and Loaned Securities
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.


Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


Currency Contracts
The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging  is a  technique  used in an  attempt to reduce  risk.  If an  Account's
Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of governmental action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

Forward Commitments
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.


Warrants
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its total assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price. Up to 2% of an Account's total assets may be invested in warrants that are not listed on either the New York or American Stock Exchanges. For the International and International SmallCap Accounts, the 2% limitation also applies to warrants not listed on the Toronto Stock Exchange and Chicago Board Options Exchange.


Risks of High Yield Securities
The Balanced and Bond Accounts may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager thinks it is in the best interest of shareholders.


Options
Each of the Accounts (except Money Market) may buy and sell certain types of options. Each type is more fully discussed in the SAI.


Foreign Securities
Each of the following Accounts may invest in foreign securities to the indicated percentage of its assets (debt securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not treated as foreign securities for purposes of these limitations.):
o    International - 100%;
o    Bond and Capital Value Accounts - 20%;
o    Balanced, Growth and MidCap Accounts - 10%.


The Money Market Account does not invest in foreign securities other than those that are United States dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the securities do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.

For purposes of these restrictions, foreign securities include:
o    companies organized under the laws of countries outside of the U.S.;
o companies for which the principal securities trading market is outside of the U.S.; and
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from either goods or services produced outside the U.S. or sales made outside of the U.S.


Investment in foreign securities presents certain risks including: fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions. In addition, there may be reduced availability of public information concerning issuers compared to domestic issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements that apply to domestic issuers. Transactions in foreign securities may be subject to higher costs. Each Account's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.

Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Foreign securities markets, particularly those in emerging market countries, are known to experience long delays between the trade and settlement dates of securities purchased and sold. Such delays may result in a lack of liquidity and greater volatility in the price of securities on those markets. As a result of these factors, the Board of Directors of the Fund has adopted Daily Pricing and Valuation Procedures for the Fund. These procedures outline the steps to be followed by the Manager and Sub-Advisor to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. The Executive Committee of the Board of Directors oversees this process.

Securities of Smaller Companies
The MidCap Account invests in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers
The Accounts (except Government Securities) may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.


Temporary or Defensive Measures
For temporary or defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bank acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.


Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may generate short-term capital gains. You can find the turnover rate for each Account, except for the Money Market Account, in the Account's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange is open. The share price is determined as of the close of business of the Exchange (normally at 3:00 p.m. Central Time). When your order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is placed.


For all Accounts, except the Money Market Account, the share price is calculated by:
o    taking the current market value of the total assets of the Account
o    subtracting liabilities of the Account
o    dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Money Market Account reserves the right to determine a share price more than once a day.

NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. If the Manager believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Foreign securities markets may trade on days when the New York Stock Exchange is closed (such as customary U.S. holidays) and an Account's share price is not calculated. As a result, the value of an Account's assets may be significantly affected by such trading on days when you cannot purchase or sell shares of the Fund.

DIVIDENDS AND DISTRIBUTIONS

The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.

An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.

The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.

NOTE:As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation (the "Manager") serves as the manager for the Principal Variable Contracts Fund, Inc. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Accounts.


The Manager is a subsidiary of Princor Financial Services Corporation and an affiliate of Principal Life Insurance Company. It has managed mutual funds since 1969. As of December 31, 1999, the Funds it managed had assets of approximately $6.42 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


The Sub-Advisors
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Account. For these services, each Sub-Advisor is paid a fee by the Manager.


     Accounts:      Balanced,  Capital  Value,  Government  Securities,  Growth,
                    International and MidCap
     Sub-Advisor:   Invista Capital Management,  LLC ("Invista"),  an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including
                    Principal Life.  Assets under  management as of December 31,
                    1999 were approximately $35.3 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.


Duties of the Manager and Sub-Advisor
The Manager or the Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. Each program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or the Sub-Advisor advises each Account on its investment policies and determines which securities are bought and sold, and in what amounts.


The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 1999 was:


                              Management            Other        Total Operating
     Account                     Fees             Expenses           Expenses


Balanced                         0.57               0.01                0.58
Bond                             0.49               0.01                0.50
Capital Value                    0.43               0.00                0.43
Government Securities            0.49               0.01                0.50
Growth                           0.45               0.00                0.45
International                    0.73               0.05                0.78
MidCap                           0.61               0.00                0.61
Money Market                     0.50               0.02                0.52



The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Accounts as to which the Fund is relying on the order, the Manager may:
o    hire one or more Sub-Advisors;
o    change Sub-Advisors; and
o    reallocate management fees between itself and Sub-Advisors.
The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund will not rely on the order as to any Account until it receives approval from:
o    contract owners who have assets in the Account, or
o in the case of a new Account, the Account's sole initial shareholder before the Account is available to contract owners, and the Fund states in its prospectus that it intends to rely on the order with respect to the Account. The Manager will not enter into an agreement with an affiliated Sub-Advisor without that agreement, including the compensation to be paid under it, being similarly approved. The Fund has received the necessary shareholder approval and intends to rely on the order with respect to the Aggressive Growth, Asset Allocation, LargeCap Growth, MicroCap, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts (not available through this variable annuity contract).


MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 1999. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. The figures do not reflect expenses of the variable life insurance contracts or variable annuity contracts that purchase Account shares; performance figures for the divisions of the contracts would be lower than performance figures for the Accounts due to the additional contract expenses. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.



The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.


Growth-Oriented Accounts

Balanced Account
(Martin Schafer, Mary Sunderland and Judith Vogel)
In the stock market, technology was THE place to be for performance. Nothing else came close. Early in the year it was the largest and most liquid technology stocks that garnered investors' attention. By the fourth quarter, Y2K liquidity and unprecedented money flows into speculative technology and Internet sector funds sent already strong technology stocks through the roof. Valuation was seemingly given no consideration as aggressive growth and momentum strategies won over value, hands down.

The macro-economic picture was constructive for the broad market (especially cheaper stocks) with strong real GDP growth, improving corporate profits, and interest rates moving up. Typically value stocks outperform under these conditions. Yet it was the most richly priced companies that performed the best in 1999 and it was these stocks that boosted index returns for the year. The narrow bull market in technology continues to hide a broader bear market underway in the U.S. as evidenced by the fact that 70% of the universe of 6,000 common stocks are actually down in price since April of 1998.

With ten-year Treasury yields up 1.75% over the year, fixed-income markets stalled in 1999. Bonds produced negative returns as too-strong economic growth in the U.S., improving global demand, and resulting fears of inflation spooked fixed-income investors. Negative bond returns couldn't compete with off-the-chart equity returns, which contributed to extreme negative sentiment toward fixed-income investments, especially toward the end of the year.

The Balanced Account was underweighted in technology throughout the year, based on high valuations of most tech stocks. While the prices of leading technology stocks appeared to fully discount very optimistic growth expectations, the stocks of many financial, energy, healthcare, and consumer staples companies were cheap. Despite huge valuation disparities, the market continued to bid already expensive tech stocks higher. Not having enough technology exposure was the single largest detriment to the Account's total performance, which landed in the low single digits for the year.

There is no independent market index against which to measure returns of balanced portfolios, however, we show the S&P 500 Stock Index and the Lehman Government/Corporate Bond Index for your information.

              Total Returns *
          As of December 31, 1998
           1 Year 5 Year 10 Year
           ---------------------
           2.40%  13.75%  11.38%

Comparison of Change in Value of $10,000 Investment in the Balanced Account, S&P 500, Lehman Brothers Government/Corporate Bond Index and Lipper Balanced Fund Average

                                              Lipper          Lehman
           Balanced           S&P 500        Balanced       Govt Corp
           Account             Index         Fund Avg       Bond Index
           -------             -----         --------       ----------
           10,000             10,000          10,000         10,000
1990        9,357              9,689           9,945         10,828
1991       12,572             12,642          12,607         12,575
1992       14,181             13,605          13,495         13,528
1993       15,750             14,974          14,943         15,020
1994       15,420             15,171          14,566         14,493
1995       19,212             20,865          18,231         17,281
1996       21,734             25,652          20,740         17,782
1997       25,630             34,207          24,680         19,518
1998       28,684             43,982          28,007         21,366
1999       29,371             53,236          30,441         20,907

Note:  Past performance is not predictive of future performance.

Capital Value Account
(Catherine Zaharis)
The market divergence has been the most dramatic in performance since the late 1960's. It has been a very simple process to determine which stocks will outperform. On average, stocks with earnings underperformed the market. Stocks with high P/E ratios tended to outperform the market. For the Capital Value Account, this means the history of the account and its philosophy and process fly in the face of what has worked the past year on Wall Street.

The Account Managers prefer to invest in companies that have earnings, but prefer not to pay a premium for those earnings. In 1999 this led the Account into consumer staples, financials and health care. The only problem was that while technology was the favored sector, these three sectors were closer to the bottom of relative returns.

Account Managers have struggled with this year and how to deal with markets that do not favor value investors, and in fact punish them severely. Account Managers have reviewed their process in a detailed manner and added some flexibility without compromising philosophy. Valuations are now analyzed by sector versus the overall market. For example comparing paper company stocks to technology stocks, technology will nearly always look expensive. But, when looking at technology as its own universe, many attractive opportunities appear. This approach will work better in an environment where there is minimal change in portfolio emphasis.

              Total Returns *
          As of December 31, 1999
           1 Year 5 Year 10 Year
          -----------------------
           -4.29% 17.88%  12.94%

Comparison of Change in Value of $10,000 Investment in the Capital Value Account, S&P 500, S&P 500 Barra Value Index and Lipper Growth and Income Fund Average

          Capital         S&P 500         S&P 500            Lipper
           Value           Stock        Barra Value      Large-Cap Value
          Account          Index           Index          Fund Average
          -------          -----           -----          ------------
          10,000          10,000          10,000             10,000
1990       9,014           9,689           9,315              9,555
1991      12,499          12,642          11,416             12,334
1992      13,690          13,605          12,617             13,442
1993      14,746          14,974          14,965             14,995
1994      14,818          15,171          14,869             14,854
1995      19,547          20,865          20,369             19,432
1996      24,139          25,652          24,850             23,470
1997      31,027          34,207          32,300             29,840
1998      35,240          43,982          37,038             34,498
1999      33,730          53,236          41,479             38,372

Note:  Past performance is not predictive of future performance.


Growth Account
(Mary Sunderland)
Technology stocks drove the market in 1999. The technology sector of the S&P 500 returned 74% for the year. Coming out of 1998, technology stocks had been down on concerns of a global economic slowdown. The slowdown did not occur and, in fact, accelerated as world economic growth picked up. Technology is very sensitive to global growth since 50% of the S&P 500 technology companies earnings come from outside the U.S. The other major driver of technology stocks was the realization that the Internet is for real and that it requires technology spending to support its growth. The Growth Account trailed the S&P 500 by 4.60% in 1999. Returns were hampered by healthcare overweighting throughout the year and a technology underweighting over the first nine months of the year. Healthcare stocks were hurt by fears of further governmental involvement, patent expirations and moderating earnings growth.

At the beginning of this year, management of the Growth Account was assumed by a new large cap growth team based in New York City. During the transition, the Account's exposure to technology and financials was increased and exposure to healthcare and consumer staples was decreased.

Going forward, the technology sector continues to be seen as the highest growth area of the economy and Account Managers expect to remain overweighted in technology. The Internet is still in the early stages of its development. Companies representing both the "old" and "new" economy must continue their aggressive spending on infrastructure, irrespective of economic conditions, in order to remain competitive. This sector is expected to continue to benefit from increased usage of the World Wide Web for a wide range of purposes including business-to-business e-commerce, communication, and entertainment.

Account Managers are currently looking to increase exposure to the health care area. They feel current political concerns are overblown and issues related to product pipelines are manageable. This sector exhibits superior growth at a reasonable value.

Account Managers plan to remain neutral-weighted in the financial sector. This sector offers solid potential based on very favorable demographics; an aging worldwide population will fuel demand for retirement savings products. There is a trend globally for increased demand for financial services. Although the current interest rate environment augurs a short-term period of uncertainty, Account Managers believe that interest rates are near their top and they are bullish longer term on the direction of rates.

Consumer cyclical and retail stores focused on the baby boomer offer very good growth potential. Management plans to be over-weighted in this sector, with positive contributions to performance likely over the next 6-12 months.

          Total Returns *
      As of December 31, 1999
       1 Year  5 Year  10 Year
      --------------------------
       16.44%  20.45%  18.94%**
      ** - Since Inception Date 5/1/94

Comparison of Change in Value of $10,000 Investment in the Growth Account, S&P 500 and Lipper Large-Cap Growth Fund Average

                                             Lipper
          Growth          S&P 500        Large-Cap Growth
          Account          Index             Fund Avg.
          -------          -----             ---------
          10,000          10,000              10,000
1994      10,542          10,131              10,090
1995      13,243          13,934              13,197
1996      14,899          17,131              15,736
1997      18,916          22,844              19,717
1998      22,956          29,372              24,224
1999      26,729         35,552               33,451

Note:  Past performance is not predictive of future performance.


International Account
(Scott D. Opsal and Kurt Spieler)
The International Account's return of 25.93% in 1999 was slightly below the Morgan Stanley Capital International EAFE (Europe, Australia and Far East) Index return of 26.96%. Throughout 1999 the world economy continued to strengthen. Leading economic indicators in Europe, Japan and the emerging markets were all positive. Recovery of the emerging markets and Japan, as well as an attractively valued European currency, resulted in an export-led recovery in Europe.

During 1999 merger and acquisition (M&A) activity in Europe doubled, setting a record, and positively impacting several companies in the Account's portfolio. Emerging markets exposure added marginally to performance, mainly in the fourth quarter, as changes made in the emerging holdings in the beginning of the year performed strongly. The largest move made in the Account during 1999 was the entry into Japanese equities. As the Japanese market underperformed other developed markets year after year, the forward-looking return spread relative to equities in the rest of the world narrowed. As Account Managers monitored valuation levels, investments were made in companies that were trading at attractive levels. The Account also benefited from increased exposure to the "new economy", including telecommunications, technology and media.

The Account continues to invest in companies that have sustainable competitive advantages that will allow continued growth in earnings and cash flow sufficient to justify their current trading price. This strategy is consistently applied to build a diversified portfolio with exposure to both "new" and "old" economy companies - all with positive forward-looking return profiles. Changes are being made to the portfolio in media, energy and financials. Media stocks are highly valued along with other technology and telecom stocks, but possess lower growth rates, causing a lightening of the Account's weighting in select holdings. Account Managers have become slightly more positive on the energy sector due to the disconnect between oil prices and the valuation levels of the energy companies and have added to the energy weighting. Within the financial sector the Managers are lightening some banks and adding to diversified financials. Companies that have ability to gather assets, benefiting from the long-term savings trends throughout Europe are preferred. The Account has invested in some brokerage firms in Japan which are expected to benefit from outflows out of the postal savings system into the equity market.

              Total Returns *
          As of December 31, 1999
           1 Year  5 Year 10 Year
          -----------------------
           25.93%  17.29% 14.41%*
          * - Since Inception Date 5/1/94

Comparison of Change in Value of $10,000 Investment in the International Account, Morgan Stanley EAFE Index and Lipper International Fund Average

                              Morgan Stanley       Lipper
                  Intern'l        EAFE          International
                   Account        Index            Index
                   -------        -----            -----
                   10,000        10,000           10,000
1994                9,663         9,990            9,758
1995               11,032        11,110           10,676
1996               13,800        11,781           11,934
1997               15,488        11,991           12,583
1998               17,034        14,389           14,221
1999               21,451        18,268           20,023

Note:  Past performance is not predictive of future performance.


MidCap Account
(William Nolin)
In 1999, the MidCap Account trailed the S&P 400 Index slightly, despite rallying strongly in the fourth quarter. Technology was the story for the market as a whole. It was a strange year, with technology up strongly and almost everything else unchanged. The divergence between the Account and the Index was mainly due to several technology stocks in the Index performing well which were not in the Account. One of these companies is no longer in the Index and the others continue to be overvalued.

The Account changed portfolio managers in the fourth quarter of 1999. The underlying philosophy of investing and the fundamental analysis process will not change.

Going forward the Account is positioned to take advantage of the growth in technology and communications. Technology will continue to benefit from the substitution of capital for labor, the growth of the Internet, and the acceleration of global economic growth. The cost of labor is going up 3% per year, while the cost of capital equipment is falling 4% per year. This divergence is causing companies either to provide their workers with better tools or replace those workers with machines. This process is being accelerated by the low availability of workers in this country. Communications benefit from many of the same trends as technology. Valuations remain high in these sectors, but Account Managers believe the strong business fundamentals justify the valuations.

Important Notes of the Growth-Oriented Accounts:

The values of these indexes will vary according to the aggregzte value of the common equity of each of the securities included. The indexes represented asset types which are subject to risk, including possible loss of principal. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Lehman Brothers Government/Corporate Bond Index: This index consists of publicly issued securities from the Government Index and the Corporate Index. The Government Index includes U.S. Treasuries and Agencies. The Corporate Index includes U.S. Corporate and Yankee debentures and secured notes from the Industrial, Utility, Finance, and Yankee categories.

Lipper Balanced Fund Average: This average consists of mutual funds which attempt to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one year average currently contains 449 mutual funds.

Lipper International Fund Average: This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 618 funds.

Lipper  Large-Cap  Growth Fund  Average:  This  average  consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The one-year average currently contains 364 funds.

Lipper Large-CapValue Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. These funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. The one-year average currently contains 279 funds.

Lipper Mid-Cap Core Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 300% of the dollar weighted median market capitalization of the S&P Mid-Cap 400 Index. These funds have wide latitude in the companies in which they invest. The one-year average currently contains 144 funds.

Morgan Stanley EAFE (Europe, Australia and Far East) Index: This average reflects an arithmetic, market value weighted average of performance of more than 900 securities which are listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom.

Standard & Poor's 500 Barra Value Index: This is a market capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

Standard & Poor's 500 Stock Index: This is an unmanaged index of 500 widely held common stocks representing industrial, financial, utility and transportation companies listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

Standard & Poor's MidCap 400 Index: This index measures the performance of the mid-size company segment of the U.S. Market.

              Total Returns *
          As of December 31, 1999
          1 Year 5 Year 10 Years
          -----------------------
          13.04%   17.59%  15.35%

Comparison of Change in Value of $10,000 Investment in the MidCap Account, S&P 500, S&P 400 MidCap Index and Lipper Mid Cap Core Fund Average

                                        S&P 400         Lipper
         MidCap          S&P 500         MidCap      Mid-Cap Core
         Account          Index          Index           Index
         -------          -----          -----           -----
         10,000          10,000         10,000          10,000
1990      8,750           9,689          9,488           9,644
1991     13,431          12,642         14,239          14,586
1992     15,437          13,605         15,933          15,915
1993     18,414          14,974         18,152          18,255
1994     18,558          15,171         17,500          17,881
1995     23,942          20,865         22,911          23,633
1996     28,996          25,652         27,305          27,868
1997     35,594          34,207         36,111          33,338
1998     36,906          43,982         43,012          37,392
1999     41,719          53,236         49,343          51,702

Note:  Past performance is not predictive of future performance.


Income-Oriented  Accounts:

Bond Account
(Scott Bennett)
Interest rates moved significantly higher last year as the world economy rebounded from the emerging market crisis of 1998 and investors became less interested in holding super-safe U.S. Treasury obligations. The increase in rates pushed most fixed-income product returns negative for the year, including the Bond Account.

Corporate bonds performed relatively well in this environment, significantly outperforming Treasuries, as investors put additional money into higher yielding assets. The fundamentals continued to be very positive for U.S. corporations with strong U.S. and world economies producing strong earnings growth with little inflation. The Account was positioned to take advantage of this rebound through an increase in holdings of higher yielding securities.

The performance of the Account was below expectations in 1999 due to underperformance of several holdings. The corporate bond market has become more equity like in its increasing hostility towards companies reporting below expected earnings or any whiff of other problems. Given the expectation of further downside risk, several of the Account's holdings were sold after year-end 1999, including J.C. Penney and Rite Aid Corporation.

Account Managers expect underlying economic fundamentals to remain strong which is positive for corporate securities. Corporate yield premiums to Treasuries remain high and should produce long-term performance relative to Treasuries.


              Total Returns *
            As of December 31, 1999
            ------------------------
            1 Year   5 Year  10 year
            -2.59%   7.73%    7.77%

Comparison of Change in Value of $10,000 Investment in the Bond Account, Lehman Brothers BAA Corporate Index and Lipper Corporate Debt BBB Rated Fund Average

                      Lehman          Lipper
        Bond            BAA            BBB
       Account         Index           Avg
       -------         -----           ---
        10,000        10,000          10,000
1990    10,522        10,528          10,573
1991    12,281        12,561          12,455
1992    13,432        13,742          13,481
1993    14,999        15,518          15,142
1994    14,565        15,022          14,467
1995    17,793        18,435          17,370
1996    18,214        19,176          17,924
1997    20,144        21,304          19,731
1998    21,693        21,577          20,964
1999    21,131        21,400          20,612

Note:  Past performance is not predictive of future performance.


Government Securities Account
(Martin Schafer)
This Account underperformed for the period ended December 31, 1999. A slightly longer duration and the performance of the noncallable Private Export Funding Corporation and Student Loan Marketing Association bonds versus mortgage-backed securities (MBS), led to a modest underperformance for the period ended December This Account underperformed for the period ended December 31, 1999. A slightly longer duration and the performance of the noncallable Private Export Funding Corporation and Student Loan Marketing Association bonds versus mortgage-backed securities (MBS), led to a modest underperformance for the period ended December 31, 1999.

Over the last year the Federal Reserve has cut interest rates to stabilize the global financial turmoil, only to reverse course and start raising rates as markets stabilized and global growth resumed. Account Managers view the Federal Reserve actions as the equivalent of a doctor prescribing aspirin to treat the economic patient. These are mild treatments, needed to keep inflation low and growth reasonable.

On an absolute basis, the return for the Government Securities Account for the year was poor. Fixed-income securities had no momentum, especially with the Federal Reserve raising interest rates. This was especially true during December as investors poured money into "Go-Go" name stocks and away from fixed-income securities. Their attitude seems to be, "Why buy bonds when a stock will give you one year's worth of returns in one day!"

Account Managers continue to believe that mortgage-backed securities (MBS) will do well into the future. The quality, liquidity, lack of credit volatility and agency participation are cited as the key drivers. The agency participation is a "Huge" factor. Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) are stock companies driven by stockholders. In order to grow earnings in the face of declining new issue MBS (rates have risen), they are arbitraging more of the outstanding MBS. These agencies issue debt and buy MBS to earn the "spread" for their stockholders. FNMA and FHLMC should buy 60% of net MBS issuance in 2000 - keeping spreads very tight!

The Account continues to hold more discount MBS securities than the Lehman MBS index (this leads to a bias of longer duration) as the Managers believe the homeowner's propensity to refinance and the mortgage banker's technology driven inducement to refinance loans puts great risk on securities priced above par. This is especially true in a market when overall volume is declining as higher interest rates impact both new and existing home markets.

Account Managers expect to stay close to the duration benchmarks. Currently the Account is a little long but the Managers expect to be duration neutral soon, and patiently wait for the opportunity to strategically lengthen.

As we look forward to 2000 keep in mind that a diamond is a lump of coal that made good under severe pressure.

            Total Returns
        As of December 31, 1999
        -------------------------
        1 Year    5 Year 10 Year
        -0.29%    7.96%   7.75%

Comparison of Change in Value of $10,000 Investment in the Government Securities Account, Lehman Brothers Mortgage Index and Lipper U.S. Mortgage Fund Average

          Gov't       Lehman         Lipper
        Securities   Mortgage     U.S. Mortgage
         Account      Index          Index
         -------      -----          -----
         10,000      10,000         10,000
1990     10,955      11,072         10,938
1991     12,812      12,813         12,556
1992     13,688      13,706         13,323
1993     15,066      14,643         14,316
1994     14,384      14,407         13,719
1995     17,127      16,827         15,946
1996     17,700      17,727         16,563
1997     19,538      19,409         17,984
1998     21,154      20,760         19,077
1999     21,094      21,146         19,201

Note:  Past performance is not predictive of future performance.

Important Notes of the Income-Oriented Accounts:

The values of these indexes will vary according to the aggregzte value of the common equity of each of the securities included. The indexes represented asset types which are subject to risk, including possible loss of principal. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Lehman Brothers, BAA Corporate Index: This is an unmanaged index of all publicly issued fixed rate nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or S&P.

Lehman Brothers Mortgage Index: This is an unmanaged index of 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

Lipper Corporate Debt BBB Rated Funds Average: This average consists of mutual funds investing at least 65% of their assets in corporate and government debt issues rated by S&P or Moody's in the top four grades. The one year average currently contains 132 mutual funds.

Lipper U.S. Mortgage Fund Average: This average consists of mutual funds investing at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies. The one year average currently contains 62 mutual funds.

Note: Mutual fund data from Lipper Inc.



GENERAL INFORMATION ABOUT AN ACCOUNT

Eligible Purchasers
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life Insurance Company or of other insurance companies, 2) Principal Life Insurance Company or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life Insurance Company or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.

Shareholder Rights
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.

Non-Cumulative Voting
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% if the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.

Purchase of Account Shares
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are not restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Sale of Account Shares
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.


Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the New York Stock Exchange is restricted as determined by the SEC or when the Exchange is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which i) disposal by a fund of securities owned by it is not reasonably practicable, ii) it is not reasonably practicable for a fund to fairly determine the value of its net assets; or iii) the SEC permits suspension for the protection of security holders.

If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.

In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Restricted Transfers
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven day period.




Financial Statements
You will receive an annual financial statement for the Fund, examined by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited. The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.




FINANCIAL HIGHLIGHTS

PRINCIPAL VARIABLE CONTRACTS FUND, INC.



Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

BALANCED ACCOUNT(a)                                            1999         1998         1997         1996        1995
----------------   --------------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................      $16.25       $15.51       $14.44       $13.97      $11.95
Income from Investment Operations:
   Net Investment Income...............................         .56          .49          .46          .40         .45
   Net Realized and Unrealized Gain (Loss) on Investments      (.19)        1.33         2.11         1.41        2.44

                       Total from Investment Operations         .37         1.82         2.57         1.81        2.89
 Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.57)        (.49)        (.45)        (.40)       (.45)
   Distributions from Capital Gains....................       (.62)        (.59)       (1.05)        (.94)       (.42)
   Excess Distributions from Capital Gains(b)..........       (.02)         --           --           --           --

                      Total Dividends and Distributions      (1.21)       (1.08)       (1.50)       (1.34)       (.87)

Net Asset Value, End of Period.........................      $15.41       $16.25       $15.51       $14.44      $13.97

Total Return...........................................       2.40%       11.91%       17.93%       13.13%      24.58%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $209,747     $198,603     $133,827      $93,158     $45,403
   Ratio of Expenses to Average Net Assets.............        .58%         .59%         .61%         .63%        .66%
   Ratio of Net Investment Income to Average Net Assets       3.36%       3.37%         3.26%        3.45%       4.12%
   Portfolio Turnover Rate.............................       21.7%        24.2%        69.7%        22.6%       25.7%



BOND ACCOUNT(a)                                                1999         1998         1997         1996        1995
------------                                                   ------------------------------         ----        ----
Net Asset Value, Beginning of Period...................      $12.02       $11.78       $11.33       $11.73      $10.12
Income from Investment Operations:
   Net Investment Income...............................         .81          .66          .76          .68         .62
   Net Realized and Unrealized Gain (Loss) on Investments     (1.12)         .25          .44         (.40)       1.62

                       Total from Investment Operations       (.31)          .91         1.20          .28        2.24
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.82)        (.66)        (.75)        (.68)       (.63)
   Excess Distributions from Capital Gains(b)..........         --         (.01)         --            --           --

                      Total Dividends and Distributions       (.82)        (.67)        (.75)        (.68)       (.63)

Net Asset Value, End of Period.........................      $10.89       $12.02       $11.78       $11.33      $11.73

Total Return...........................................     (2.59)%        7.69%       10.60%        2.36%      22.17%

 Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $125,067     $121,973      $81,921      $63,387     $35,878
   Ratio of Expenses to Average Net Assets.............        .50%         .51%         .52%         .53%        .56%
   Ratio of Net Investment Income to Average Net Assets       6.78%        6.41%        6.85%        7.00%       7.28%
   Portfolio Turnover Rate.............................       40.1%        26.7%         7.3%         1.7%        5.9%


See accompanying notes.






Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

CAPITAL VALUE ACCOUNT(a)                                       1999         1998         1997         1996        1995
---------------------                                          ------------------------------         ----        ----
Net Asset Value, Beginning of Period...................      $37.19       $34.61       $29.84       $27.80      $23.44
Income from Investment Operations:
   Net Investment Income...............................         .78          .71          .68          .57         .60
   Net Realized and Unrealized Gain (Loss) on Investments     (2.41)        3.94         7.52         5.82        6.69

                       Total from Investment Operations      (1.63)         4.65         8.20         6.39        7.29
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.80)        (.71)        (.67)        (.58)       (.60)
   Distributions from Capital Gains....................      (3.13)       (1.36)       (2.76)       (3.77)      (2.33)
   Excess Distributions from Capital Gains(b)..........       (.89)        --            --          --             --

                      Total Dividends and Distributions      (4.82)       (2.07)       (3.43)       (4.35)      (2.93)

Net Asset Value, End of Period.........................      $30.74       $37.19       $34.61       $29.84     $27.80

Total Return...........................................     (4.29)%       13.58%       28.53%       23.50%      31.91%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $367,927     $385,724     $285,231     $205,019    $135,640
   Ratio of Expenses to Average Net Assets.............        .43%         .44%         .47%         .49%        .51%

   Ratio of Net Investment Income to Average Net Assets       2.05%        2.07%        2.13%        2.06%       2.25%
   Portfolio Turnover Rate.............................       43.4%        22.0%        23.4%        48.5%       49.2%



GOVERNMENT SECURITIES ACCOUNT(a)                               1999         1998         1997         1996        1995
-----------------------------                                  ------------------------------         ----        ----
Net Asset Value, Beginning of Period...................      $11.01       $10.72       $10.31       $10.55       $9.38
Income from Investment Operations:
   Net Investment Income...............................         .71          .60          .66          .59         .60
   Net Realized and Unrealized Gain (Loss) on Investments      (.74)         .28          .41         (.24)       1.18

                       Total from Investment Operations       (.03)          .88         1.07          .35        1.78
Less Dividends from Net Investment Income..............       (.72)        (.59)        (.66)        (.59)       (.61)

Net Asset Value, End of Period.........................      $10.26       $11.01       $10.72       $10.31      $10.55

Total Return...........................................      (.29)%        8.27%       10.39%        3.35%      19.07%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $137,787     $141,317      $94,322      $85,100     $50,079
   Ratio of Expenses to Average Net Assets.............        .50%         .50%         .52%         .52%        .55%
   Ratio of Net Investment Income to Average Net Assets       6.16%        6.15%        6.37%        6.46%       6.73%
   Portfolio Turnover Rate.............................       19.7%        11.0%         9.0%         8.4%        9.8%



See accompanying notes.

FINANCIAL HIGHLIGHTS (continued)

PRINCIPAL VARIABLE CONTRACTS FUND, INC.



Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

GROWTH ACCOUNT(a)                                              1999         1998         1997         1996        1995
--------------                                                 ------------------------------         ----        ----
Net Asset Value, Beginning of Period...................      $20.46       $17.21       $13.79       $12.43      $10.10
Income from Investment Operations:
   Net Investment Income...............................         .14          .21          .18          .16         .17
   Net Realized and Unrealized Gain on Investments.....        3.20         3.45         3.53         1.39        2.42

                       Total from Investment Operations        3.34         3.66         3.71         1.55        2.59
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.14)        (.21)        (.18)        (.16)       (.17)
   Distributions from Capital Gains....................       (.10)        (.20)        (.10)        (.03)       (.09)
   Excess Distributions from Capital Gains(b)..........         --           --         (.01)         --           --

                      Total Dividends and Distributions       (.24)        (.41)        (.29)        (.19)       (.26)

Net Asset Value, End of Period.........................      $23.56       $20.46       $17.21       $13.79      $12.43

Total Return...........................................      16.44%       21.36%       26.96%       12.51%      25.62%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $345,882     $259,828     $168,160      $99,612     $42,708
   Ratio of Expenses to Average Net Assets.............        .45%         .48%         .50%         .52%        .58%
   Ratio of Net Investment Income to Average Net Assets        .67%        1.25%        1.34%        1.61%       2.08%
   Portfolio Turnover Rate.............................       65.7%         9.0%        15.4%         2.0%        6.9%



INTERNATIONAL ACCOUNT(a)                                       1999         1998         1997         1996        1995
---------------------                                          ------------------------------         ----        ----
Net Asset Value, Beginning of Period...................      $14.51       $13.90       $13.02       $10.72       $9.56
Income from Investment Operations:
   Net Investment Income...............................         .48          .26          .23          .22         .19
   Net Realized and Unrealized Gain on Investments.....        3.14         1.11         1.35         2.46        1.16

                       Total from Investment Operations        3.62         1.37         1.58         2.68        1.35
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.47)        (.25)        (.23)        (.22)       (.18)
   Distributions from Capital Gains....................      (1.46)        (.51)        (.47)        (.16)       (.01)
   Excess Distributions from Capital Gains(b)..........       (.25)        --           --           --             --

                      Total Dividends and Distributions      (2.18)        (.76)        (.70)        (.38)       (.19)

Net Asset Value, End of Period.........................      $15.95       $14.51       $13.90       $13.02      $10.72

Total Return...........................................      25.93%        9.98%       12.24%       25.09%      14.17%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $197,235     $153,588     $125,289      $71,682     $30,566
   Ratio of Expenses to Average Net Assets.............        .78%         .77%         .87%         .90%        .95%
   Ratio of Net Investment Income to Average Net Assets       3.11%        1.80%        1.92%        2.28%       2.26%
   Portfolio Turnover Rate.............................       65.5%        33.9%        22.7%        12.5%       15.6%


See accompanying notes




Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

MIDCAP ACCOUNT(a)                                              1999         1998         1997         1996        1995
--------------                                                 ------------------------------         ----        ----
Net Asset Value, Beginning of Period...................      $34.37       $35.47       $29.74       $25.33      $19.97
Income from Investment Operations:
   Net Investment Income...............................         .12          .22          .24          .22         .22
   Net Realized and Unrealized Gain on Investments.....        4.20          .94         6.48         5.07        5.57

                       Total from Investment Operations        4.32         1.16         6.72         5.29        5.79
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.12)        (.22)        (.23)        (.22)       (.22)
   Distributions from Capital Gains....................      (1.67)       (2.04)        (.76)        (.66)       (.21)

                      Total Dividends and Distributions      (1.79)       (2.26)        (.99)        (.88)       (.43)

Net Asset Value, End of Period.........................      $36.90       $34.37       $35.47       $29.74      $25.33

Total Return...........................................      13.04%        3.69%       22.75%       21.11%      29.01%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $262,350     $259,470     $224,630     $137,161     $58,520
   Ratio of Expenses to Average Net Assets.............        .61%         .62%         .64%         .66%        .70%
   Ratio of Net Investment Income to Average Net Assets        .32%         .63%         .79%        1.07%       1.23%
   Portfolio Turnover Rate.............................       79.6%        26.9%         7.8%         8.8%       13.1%




MONEY MARKET ACCOUNT(a)                                        1999         1998         1997         1996        1995
--------------------                                           ------------------------------         ----        ----
Net Asset Value, Beginning of Period...................      $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income...............................        .048         .051         .051         .049        .054

Less Dividends from Net Investment Income..............      (.048)       (.051)       (.051)       (.049)      (.054)

Net Asset Value, End of Period.........................      $1.000       $1.000       $1.000       $1.000      $1.000

Total Return...........................................       4.84%        5.20%        5.04%        5.07%       5.59%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $120,924      $83,263      $47,315      $46,244     $32,670
   Ratio of Expenses to Average Net Assets.............        .52%         .52%         .55%         .56%        .58%
   Ratio of Net Investment Income to Average Net Assets       4.79%        5.06%        5.12%        5.00%       5.32%



See accompanying notes.

Notes to Financial Highlights

(a) Effective January 1, 1998 the following mutual funds were reorganized into the Principal Variable Contracts Fund, Inc. as follows:

          Former Fund Name                  Current Account Name
Principal Balanced Fund, Inc.               Balanced Account
Principal Bond Fund, Inc.                   Bond Account
Principal Capital Accumulation Fund, Inc.   Capital  Value  Account
Principal Government Securities Fund, Inc.  Government Securities Account
Principal Growth Fund, Inc.                 Growth  Account
Principal  World  Fund, Inc.                International  Account
Principal Emerging Growth Fund, Inc.        MidCap Account
Principal Money Market Fund, Inc.           Money Market Account

(b) Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

Additional information about the Fund is available in the Statement of Additional Information dated May 1, 2000 and which is part of this prospectus. Information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-451-5447.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944